Exhibit 99.2

Toyota Business Highlights FY2021 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for May 2021 came in at 17 . 0 M units, up from May 2020 at 12 . 2 M units . • Toyota U . S . reported May 2021 sales of 242 , 171 units, an increase of 46 . 7 % on a daily selling rate (DSR) basis and on a volume basis versus May 2020 . • Toyota division posted May 2021 sales of 212 , 447 units, an increase of 46 . 5 % on a DSR basis and on a volume basis versus May 2020 . • Lexus division posted May 2021 sales of 29 , 724 units, an increase of 48 . 6 % on a DSR basis and on a volume basis versus May 2020 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales Production (units) FY21 FY20 Japan 3,948 4,413 North America 1,642 1,807 Europe 642 674 Asia 1,015 1,522 Other‡ 306 403 Sales (units) FY21 FY20 Japan 2,125 2,240 North America 2,313 2,713 Europe 959 1,029 Asia 1,222 1,600 Other‡ 1,027 1,372 Units in thousands 212,447 29,724 Toyota Division Lexus Division Toyota U.S. May 2021 Vehicle Sales May-21 May-20 May-21 May-20 CAMRY 37,676 21,182 COROLLA 30,433 16,063 RAV4 30,018 36,428 HIGHLANDER 28,834 10,962 TACOMA 23,488 24,853 Toyota U.S. May Vehicles Sales Toyota Division Top 5 Models May-21 May-20 May-21 May-20 RX 8,953 6,393 NX 6,453 4,707 ES 4,996 2,899 GX 2,938 2,489 IS 2,774 982 Toyota U.S. May Vehicles Sales Lexus Division Top 5 Models 0 50 100 150 200 250 300 6 11 16 21 May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales May 2016 - May 2021 SAAR Toyota U.S. Sales TMC Consolidated Financial Performance FY21 FY20 Sales Revenues ¥27,214,594 ¥29,866,547 Operating income 2,197,748 2,399,232 Net income attributable to TMC 2,245,261 2,036,140 TMC Consolidated Balance Sheet FY21 FY20 Current assets ¥22,776,800 ¥18,963,320 Receivables related to financial services 12,449,525 10,417,797 Investments and other assets 15,629,662 14,057,230 Property, plant and equipment, net 11,411,153 10,534,016 Total assets ¥62,267,140 ¥53,972,363 Liabilities ¥37,978,811 ¥32,633,351 Shareholders' equity 24,288,329 21,339,012 Total liabilities and shareholders' equity ¥62,267,140 ¥53,972,363 Yen in billions Operating Income by Geographic Region FY21 FY20 Japan ¥1,149 ¥1,585 North America 401 253 Europe 108 144 Asia 436 364 Other‡ 60 84 Elimination 43 (31) Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $2,017 million in fiscal 2021, compared to $913 million in fiscal 2020. The increase in net income for fiscal 2021 compared to fiscal 2020 was primarily due to an $888 million decrease in depreciation on operating leases, a $532 million decrease in interest expense, a $164 million decrease in provision for credit losses, an $88 million increase in investment and other income, net, an $86 million decrease in voluntary protection contract expenses and insurance losses, and a $74 million decrease in operating and administrative expense, partially offset by a $521 million increase in provision for income taxes, and a $230 million decrease in total financing revenues. • We recorded a provision for credit losses of $426 million for fiscal 2021, compared to $590 million for fiscal 2020. The sharp decline in economic conditions in the fourth quarter of fiscal 2020 due to the COVID - 19 pandemic resulted in a significant increase in probable credit losses on both our consumer and dealer portfolios for which $264 million additional provision for credit losses was recorded in fiscal 2020. • Net charge - offs as a percentage of average finance receivables decreased to 0.29 percent at March 31, 2021 from 0.44 percent at March 31, 2020 and default frequency as a percentage of outstanding finance receivables contracts decreased to 0.90 percent for fiscal 2021 compared to 1.09 percent for fiscal 2020, due to the payment extension programs offered to our customers impacted by COVID - 19 as well as influenced by government stimulus and other external programs. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 8 billion to $ 28 . 4 billion during fiscal 2021 , with an average outstanding balance of $ 22 . 1 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In June 2021, Toyota bZ4X Concept touched down to make its North American debut at Toyota Motor North America’s headquarters. Already a leader in electrification, the company has taken a major step forward with the introduction of the Toyota bZ4X Concept, the vi sion for the first of a global series of battery - electric vehicles to be introduced under the “Toyota bZ ” brand umbrella. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 63.4% 61.8% FY20 FY21 TMCC - Market Share 1 FY20 FY21 630 337 470 748 482 498 0 500 1000 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume FY20 FY21 201 48 426 300 61 364 0 200 400 600 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC – Toyota U.S. Contracts Subvened FY20 FY21 27.0 17.0 56.4 68.7 14.6 24.3 $0 $20 $40 $60 $80 $100 $120 FY20 FY21 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper TMCC Financial Performance FY20 FY21 Total financing revenues $12,029 $11,799 Income before income taxes 1,024 2,649 Net Income 913 2,017 Debt-to-Equity Ratio 6.7x 7.0x U.S. dollars in millions 0.39% 0.44% 0.29% 0.00% 0.25% 0.50% FY19 FY20 FY21 Net Charge - offs as a Percentage of Average Finance Receivables